UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               Washington DC 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 11, 2004


                                REII INCORPORATED
                        (Formerly Bap Acquisition Corp.)
            --------------------------------------------------------
              Exact name of registrant as specified in its charter


Delaware                           21-16563-B                    51-0373976
--------                           ----------                    -----------

(State or other Jurisdiction      (Commission                   (IRS Employee
of Incorporation)                 File number)               Identification No.)


                    1051 Fifth Avenue North, Naples, FL 34102
                   ------------------------------------------
               (Address of Principal Executive Office) (Zip Code)


                                 (239) 261-3396
                            -------------------------
                         (registrant's Telephone Number
                              Including Area Code)

ITEM 1.   N/A

ITEM 2.   DISPOSITION OF ASSETS

In October 2004, Ricketts Enterprises International Inc., a subsidiary of REII INCORPORATED (THE COMPANY) DISPOSED OF THREE (3) residential properties held for investment purposes.

On October 29, 2004, one residential property was sold at

1110 S E 9th Court, Cape Coral, FL 33990                      $139,000.00

Gross Sale Price                                              $139,000.00

Cost of Sale Action                                              8,661.38

Net Income from Sale                                          $130,338.62

                    ----------------------------------------

On October 29, 2004, a second residential property was sold at

1009 S 9th Avenue, Cape Coral, FL 33990                       $139,000.00

Gross Sale Price                                              $139,000.00

Cost of Sale Activity                                            8,612.56

Net Income from Sale                                          $130,387.44

                    ----------------------------------------

On October 28, 2004, a third residential property was sold at

205 S W 33rd Street, Cape Coral, FL 33990                     $140,000.00

Gross Sale Price                                              $140,000.00

Cost of Sale Activity                                            3,972.38

Net Income from Sale                                          $136,027.62


Signed                                                  Signed


/s/ Una Ricketts                                        /s/ Karen Ricketts
----------------                                        -------------------
Una Ricketts                                            Karen Ricketts
President/Treasurer                                     Secretary

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunder duly authorized

Dated November 11, 2004

REII INCORPORATED


by /s/ Una Ricketts                           by /s/ Karen Ricketts
----------------------------------            ----------------------------------
Una Ricketts - President/Treasurer            Karen Ricketts - Secretary


                                 (239) 261-3396
                         ------------------------------
                         (REGISTRANT'S TELEPHONE NUMBER)


Indicate by check mark whether the registratn (1) has filed all reports to be filed by Section 13 or 15 (d) of the Securities and Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant as required to file such reports) and (2) has been subject to such filing requirements for the past 90 days
                                        Yes  X          No
                                            ---

As of November 11, 2004, there were 4,655,310 shares of the registrant's common stock outstanding.